Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 15 TO CREDIT AGREEMENT AND WAIVER

This AMENDMENT NO. 15 TO CREDIT AGREEMENT AND WAIVER (this “Amendment”), dated as of July 21, 2023, is entered into by and among EBIX, INC., a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower party hereto as guarantors (the “Guarantors” and collectively with the Borrower, the “Credit Parties”) under the Credit Agreement (defined below), each Lender under the Credit Agreement that is a party hereto and REGIONS BANK, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and certain banks and other financial institutions party thereto as lenders (the “Lenders”) are parties to that certain Credit Agreement, dated as of August 5, 2014 (as amended hereby, as amended by that certain Amendment No. 1 to Credit Agreement and Waiver dated as of February 3, 2015, as further amended by that certain Amendment No. 2 to Credit Agreement dated as of June 17, 2016, as further amended by that certain Amendment No. 3 to Credit Agreement and Waiver dated as of October 19, 2017, as further amended by that certain Amendment No. 4 to Credit Agreement and Waiver dated as of November 3, 2017, as further amended by that certain Amendment No. 5 to Credit Agreement (Incremental Increase) dated as of November 3, 2017, as further amended by that certain Amendment No. 6 to Credit Agreement dated as of February 21, 2018, as further amended by that certain Amendment No. 7 to Credit Agreement dated as of April 9, 2018, as further amended by that certain Amendment No. 8 to Credit Agreement (Including Incremental Increase) dated as of November 27, 2018, as further amended by that certain Amendment No. 9 to Credit Agreement dated as of September 27, 2019, as further amended by that certain Amendment No. 10 to Credit Agreement dated as of May 7, 2020, as further amended by that certain Amendment No. 11 to Credit Agreement and Waiver dated as of March 31, 2021, as further amended by that certain Amendment No. 12 to Credit Agreement and Waiver dated as of April 9, 2021, as further amended by that certain Amendment No. 13 to Credit Documents dated as of February 21, 2023, as further amended by that certain Amendment No. 14 to Credit Documents dated as of May 23, 2023 and as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”, and the Credit Agreement as in effect immediately prior to giving effect to this Amendment being referred to as the “Existing Credit Agreement”), pursuant to which the Lenders have extended a revolving credit facility and term loan facility to the Borrower;

WHEREAS, prior to the Amendment No. 15 Effective Date, the Borrower informed the Administrative Agent of that certain judgment enforcing a foreign arbitral award against the Borrower in the United States District Court Northern District of Georgia Atlanta Division (the “Georgia Judgment”), and the Borrower has requested that the Administrative Agent and the Required Lenders waive any Default or Event of Default that may exist as a result of the Georgia Judgment in a manner permitted by, and consistent with, Section 11.4 of the Existing Credit Agreement and each Lender that is a party hereto is willing to do so on the terms and conditions set forth herein; and

WHEREAS, the Borrower has requested that the Existing Credit Agreement and Amendment No. 14 be amended as set forth below in a manner permitted by, and consistent with, Section 11.4 of the Existing Credit Agreement and each Lender that is a party hereto is willing to do so on the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Existing Credit Agreement.

2. Section 7.15 (Post-Closing Covenants). Subject to the terms and conditions hereof, Section 7.15(d) of the Credit Agreement is hereby amended to replace (a) “on or by prior to July 31, 2023” with “on or prior to August 14, 2023” in lieu thereof and (b) “on or before August 14, 2023” with “on or before August 21, 2023” in lieu thereof.

3. Section 9.1 (Events of Default). Subject to the terms and conditions hereof, Section 9.1(m) of the Credit Agreement is hereby deleted in its entirety.

4. Section 6(b) of Amendment No. 14 (Fees). Subject to the terms and conditions hereof, Section 6(b) of Amendment No. 14 is hereby amended to replace “1.50%” with “2.00%” in lieu thereof.

5. Georgia Judgment. The Required Lenders parties hereto hereby irrevocably waive any Default or Event of Default under Section 7.1(g)(i) or Section 9.1(h) of the Existing Credit Agreement that has occurred, would result from or is directly related to the filing or entry of the Georgia Judgment (the “Specified Waiver”).

6. Representations and Warranties. The Borrower and each of the other Credit Parties, by its execution of this Amendment, hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) the execution, delivery and performance by each Credit Party of this Amendment have been duly authorized by all necessary corporate or other organizational action and do not and will not (i) violate in any material respect the terms of any of the Credit Parties’ Organizational Documents; (ii) except as could not reasonably be expected to have a Material Adverse Effect, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any other Contractual Obligations of any Credit Party, (iii) result in or require the creation of any Lien upon any of the properties or assets of any Credit Party (other than Liens created under any of the Credit Documents in favor of the Collateral Agent for the benefit of the holders of the Obligations), or (iv) require any approval of stockholders, members or partners or any approval or consent of any Person under any material Contractual Obligation of any Credit Party;

(b) this Amendment has been duly executed and delivered by each Credit Party, and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by Debtor Relief Laws or by equitable principles relating to enforceability;

(c) immediately before and after giving effect to this Amendment, the representations and warranties of each Credit Party contained in Section 6 (other than as related to the Georgia Judgment and the Specified Waiver as described herein) of the Credit Agreement and in each other Credit Document are true and correct in all material respects on and as of the Amendment No. 15 Effective Date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this clause (c), the representations and warranties contained in Sections 6.7(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 7.1(b) and (a) of the Credit Agreement, respectively; and

(d) immediately (i) before giving effect to this Amendment, no Default or Event of Default, including without limitation any Default arising from failure to comply with Section 8.11 of the Credit Agreement, exists on and as of the Amendment No. 15 Effective Date other than as a result from or directly related to the Georgia Judgment and (ii) after giving effect to this Amendment (including the Specified Waiver), no Default or Event of Default, including without limitation any Default arising from failure to comply with Section 8.11 of the Credit Agreement, shall exist on and as of the Amendment No. 15 Effective Date.

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7. Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the related amendments to the Credit Agreement herein provided are each subject to the satisfaction of the following conditions precedent (the date of such satisfaction, the “Amendment No. 15 Effective Date”):

(a) the Administrative Agent shall have received, in form and substance acceptable to the Administrative Agent, counterparts of this Amendment, duly executed by each Credit Party, the Administrative Agent and the Lenders constituting the Required Lenders;

(b) each of the representations and warranties set forth in Section 6 above is true and correct in all material respects (or, with respect to any such representation or warranty modified by a materiality or Material Adverse Effect standard, in all respects (taking into account such materiality or Material Adverse Effect standard));

(c) immediately (i) before giving effect to this Amendment, no Default or Event of Default, including without limitation any Default arising from failure to comply with Section 8.11 of the Credit Agreement, exists on and as of the Amendment No. 15 Effective Date other than as a result from or directly related to the Georgia Judgment and (ii) after giving effect to this Amendment (including the Specified Waiver), no Default or Event of Default, including without limitation any Default arising from failure to comply with Section 8.11 of the Credit Agreement, shall exist on and as of the Amendment No. 15 Effective Date;

(d) the Administrative Agent shall have confirmation that all other fees payable by any Credit Party under this Amendment and the Credit Agreement, and all reasonable and documented out-of-pocket fees and expenses (including amounts projected to be accrued on or prior to the Amendment No. 15 Effective Date) required to be paid by any Credit Party on or before the Amendment No. 15 Effective Date in accordance with and subject to the limitations in Section 11.2 of the Credit Agreement, have been paid, including the reasonable and documented out-of-pocket fees and expenses of counsel for the Administrative Agent, in each case, to the extent invoiced at least two (2) Business Days prior to the date hereof (without prejudice to final settling of accounts for such fees and expenses); and

(e) the Administrative Agent shall have received from the Borrower, in form and substance acceptable to the Administrative Agent, a customary officer’s certificate executed by the Credit Parties.

For purposes of determining compliance with the conditions set forth in this Section 7, each Lender that has signed and delivered this Amendment shall be deemed to have consented to, approved, accepted, be satisfied with, or waived presentment of each document or other matter required under this Section 7.

8. Reaffirmation. Each Credit Party, (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations (including, without limitation, its obligations to pay all fees and other amounts owed pursuant to Sections 3 and 6 of Amendment No. 14) under the Credit Documents as amended and otherwise modified hereby, (c) agrees that this Amendment, and all documents executed in connection herewith, do not operate to reduce or discharge any Credit Party’s obligations under the Credit Documents, and (d) confirms that the Collateral Documents and the Liens granted thereunder remain in full force and effect notwithstanding the entry into this Amendment.

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9. Waiver and Release of Claims. For good and valuable consideration, the sufficiency of which is hereby acknowledged, each Credit Party hereby voluntarily and knowingly releases and forever discharges the Administrative Agent (and any sub-agent thereof), the Collateral Agent (and any sub-agent thereof), each Lead Arranger, each Lender (whether or not a party hereto), the Swingline Lender and the Issuing Bank, and the respective Affiliates, directors, employees, advisors, auditors, agents and other representatives of any of the foregoing Persons (each, a “Lender Party Released Person”), from all possible claims, demands, actions, causes of action, damages, costs, expenses and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent or conditional, at law or in equity, originating at any time on or before the Amendment No. 15 Effective Date, that in any way relate to or arise from this Amendment, the Credit Agreement, any other Credit Document, any extension of credit or any transactions contemplated hereunder or thereunder, which such Credit Party may have against any Lender Party Released Person and irrespective of whether or not any such claims arise out of contract, tort, violation of law or regulations, or otherwise, including the exercise of any rights and remedies under this Amendment, the Credit Agreement or any other Credit Document, or the negotiation, execution or implementation of this Amendment, the Credit Agreement or any other Credit Document.

10. Miscellaneous.

(a) Except as herein expressly amended or otherwise modified, all terms, covenants and provisions of the Credit Agreement and each other Credit Document are and shall remain in full force and effect. All references in any Credit Document to the “Credit Agreement” or “this Agreement” (or similar terms intended to reference the Credit Agreement) shall henceforth refer to the Credit Agreement as amended and otherwise modified by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

(b) This Amendment shall be binding upon and inure to the benefit of the parties hereto, each other Lender and each other Credit Party, and their respective successors and assigns.

(c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 11.13 AND 11.14 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(d) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective upon satisfaction of the conditions set forth in Section 7 hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended except in accordance with the provisions of Section 11.4 of the Credit Agreement.

(e) If any provision of this Amendment or the other Credit Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Credit Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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(f) The Borrower agrees to pay, in accordance with and subject to the limitations in Section 11.2 of the Credit Agreement, all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder.

(g) This Amendment shall constitute a “Credit Document” under and as defined in the Credit Agreement.

[Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	EBIX, INC., as the Borrower

	By:	/s/ Robin Raina
	Name:	Robin Raina
	Title:	President and Chief Executive Officer

GUARANTORS:
EBIX CONSULTING, INC.
VERTEX, INCORPORATED
P.B. SYSTEMS, INC.
AGENCY SOLUTIONS.COM, LLC
DOCTORS EXCHANGE, INC.
CONFIRMNET CORPORATION
EBIX INTERNATIONAL LLC
EBIX LATIN AMERICA, LLC, each as a Guarantor

	By:	/s/ Robin Raina
	Name:	Robin Raina
	Title:	President and Chief Executive Officer

A.D.A.M., INC.
FACTS SERVICES, INC.
EBIX US, LLC, each as a Guarantor

	By:	/s/ Robin Raina
	Name:	Robin Raina
	Title:	Chief Executive Officer

EBIX INTERNATIONAL HOLDINGS LIMITED, as a Guarantor

	By:	/s/ Robin Raina
	Name:	Robin Raina
	Title:	Director and Authorized Signatory

EBIX, Inc.

Signature Pages

Amendment No. 15 to Credit Agreement

ADMINISTRATIVE AGENT
AND COLLATERAL AGENT:	REGIONS BANK, as Administrative Agent and Collateral Agent

	By:	/s/ J. Patrick Carrigan
	Name:	J. Patrick Carrigan
	Title:	Senior Vice President

EBIX, Inc.

Signature Pages

Amendment No. 15 to Credit Agreement

LENDERS:	REGIONS BANK,
as a Lender, the Issuing Bank and the Swingline Lender

	By:	/s/ J. Patrick Carrigan
	Name:	J. Patrick Carrigan
	Title:	Senior Vice President

EBIX, Inc.

Signature Pages

Amendment No. 15 to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Stephen G. Vollmer, Jr.
Name:	Stephen G. Vollmer, Jr.
Title:	Senior Vice President

EBIX, Inc.

Signature Pages

Amendment No. 15 to Credit Agreement

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Jack J. Kane
Name:	Jack J. Kane
Title:	Managing Director

EBIX, Inc.

Signature Pages

Amendment No. 15 to Credit Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brad MacKenzie
Name:	Brad MacKenzie
Title:	Vice President

EBIX, Inc.

Signature Pages

Amendment No. 15 to Credit Agreement

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Dale Conder
Name:	Dale Conder
Title:	Senior Vice President

EBIX, Inc.

Signature Pages

Amendment No. 15 to Credit Agreement

BMO HARRIS BANK N.A., successor by merger to Bank of the West, as a Lender

By:	/s/ Ron Freed
Name:	Ron Freed
Title:	Vice President

EBIX, Inc.

Signature Pages

Amendment No. 15 to Credit Agreement

FIRST-CITIZENS BANK & TRUST COMPANY (SUCCESSOR BY PURCHASE TO THE FEDERAL DEPOSIT INSURANCE CORPORATION AS RECEIVER FOR SILICON VALLEY BRIDGE BANK, N.A. (AS SUCCESSOR TO SILICON VALLEY BANK)),
as a Lender

By:	/s/ Claudia Canales
Name:	Claudia Canales
Title:	Managing Director

EBIX, Inc.

Signature Pages

Amendment No. 15 to Credit Agreement

CADENCE BANK,
as a Lender

By:	/s/ Priya Iyer
Name:	Priya Iyer
Title:	Senior Vice President

EBIX, Inc.

Signature Pages

Amendment No. 15 to Credit Agreement

TRUSTMARK NATIONAL BANK,
as a Lender

By:	/s/ Barry Harvey
Name:	Barry Harvey
Title:	Chief Credit and Operations Officer, Executive Vice President

EBIX, Inc.

Signature Pages

Amendment No. 15 to Credit Agreement

ALCOF II NUBT, L.P.,
By: Arbour Lane Fund II GP, LLC
Its General Partner,
as a Lender

By:	/s/ Kenneth Hoffman
Name:	Kenneth Hoffman
Title:	Manager

EBIX, Inc.

Signature Pages

Amendment No. 15 to Credit Agreement

ALCOF III NUBT, L.P.,
By: Arbour Lane Fund III GP, LLC
Its General Partner,
as a Lender

By:	/s/ Kenneth Hoffman
Name:	Kenneth Hoffman
Title:	Manager

EBIX, Inc.

Signature Pages

Amendment No. 15 to Credit Agreement

BANC OF AMERICA CREDIT PRODUCTS, INC.
as a Lender

By:	/s/ Alexander Watts
Name:	Alexander Watts
Title:	Assistant Vice President

EBIX, Inc.

Signature Pages

Amendment No. 15 to Credit Agreement